UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2025

Streamline Health Solutions, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-28132	31-1455414
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2400 Old Milton Pkwy., Box 1353
Alpharetta, GA 30009
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (888) 997-8732

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	STRM	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Streamline Health Solutions, Inc. (the “Company”) held a Special Meeting of Stockholders (the “Special Meeting”) on August 7, 2025. Proxies for the Special Meeting were solicited pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended, and there was no solicitation in opposition to the Board’s proposals. At the Special Meeting, the Company’s stockholders voted upon two proposals, which are summarized below. The proposals are described in detail in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on July 10, 2025.

As of the close of business on June 23, 2025, the record date for the Special Meeting, there were approximately 4,356,062 shares of the Company’s common stock, par value $0.01 per share (“Common Stock”), issued and outstanding and entitled to vote on each matter presented for vote at the Special Meeting. At the Special Meeting, 3,333,250 shares of Common Stock, or approximately 77%, of the issued and outstanding shares of Common Stock entitled to vote at the Special Meeting, were present or represented by proxy, constituting a quorum to conduct business. A brief description and the final vote results for each proposal are set forth below.

1.
To adopt the Agreement and Plan of Merger, dated as of May 29, 2025 (the “Merger Agreement”), by and among the Company, Mist Holding Co., a Delaware corporation and the parent company of Hayes Management Consulting LLC d/b/a MDaudit (“Parent”), and MD BE Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Parent (“Merger Sub”), pursuant to which, and upon the terms and subject to the conditions set forth therein, Merger Sub will be merged with and into the Company, with the Company continuing as the surviving corporation and becoming a wholly owned subsidiary of Parent (such merger, the “Merger” and such proposal, the “Merger Proposal”):

For	Against	Abstain	Broker Non-Votes
3,321,786	3,395	8,069	—

As a result, the Merger Proposal was approved, receiving the affirmative vote of approximately 76% of the issued and outstanding shares of Common Stock entitled to vote thereon.

2.
To approve, on a non-binding, advisory basis, certain compensation that may be paid or become payable to the Company’s named executive officers in connection with the Merger (the “Compensation Proposal”):

For	Against	Abstain	Broker Non-Votes
2,845,243	284,165	203,842	—

As a result, the Compensation Proposal was approved, on a non-binding, advisory basis, receiving the affirmative vote of approximately 85% of the shares of Common Stock present or represented by proxy at the Special Meeting and entitled to vote thereon.

As there were sufficient votes at the time of the Special Meeting to approve the Merger Proposal, the proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes present or represented by proxy at the Special Meeting to approve the Merger Proposal, was not brought before the Special Meeting for a vote.

Item 8.01	Other Events.

Based on the results of the Special Meeting, the Company expects the consummation of the Merger to occur on or about August 12, 2025, subject to the satisfaction or waiver of the remaining conditions to closing set forth in the Merger Agreement.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT NUMBER	DESCRIPTION

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Forward-looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements include, without limitation, projections, predictions, expectations, or beliefs about future events or results and all other statements that are not statements of historical fact. Such statements may include statements regarding the closing of the Merger and the expected timing thereof. Such forward-looking statements are based on various assumptions as of the time they are made, all of which are subject to change, and are inherently subject to known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements are often accompanied by words that convey projected future events or outcomes such as “expect,” “believe,” “estimate,” “plan,” “project,” “anticipate,” “intend,” “will,” “may,” “view,” “opportunity,” “potential,” “aim,” “could,” “would,” “seek,” “might,” “considered,” “continue,” “target” or words of similar meaning or the negatives of these words or other statements concerning opinions or judgments of the Company or its management about future events or outcomes or that otherwise convey uncertainty about future events or outcomes. By their nature, forward-looking statements address matters that involve risks and uncertainties because they relate to events and depend upon future circumstances that may or may not occur, such as the closing of the merger and the anticipated benefits thereof. There can be no assurance that actual results, performance, or achievements of the Company will not differ materially from any projected future results, performance or achievements expressed or implied by such forward-looking statements or any related oral statements. Actual future results, performance or achievements may differ materially from historical results or those anticipated depending on a variety of factors, some of which are beyond the control of the Company, including, but not limited to, (i) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; (ii) the inability to close the Merger due to the failure to satisfy the conditions to closing of the Merger; (iii) risks related to disruption of management’s attention from the Company’s ongoing business operations due to the Merger; (iv) unexpected costs, charges or expenses resulting from the Merger; (v) the Company’s ability to retain and hire key personnel; (vi) certain restrictions during the pendency of the Merger that may impact the company’s ability to pursue certain business opportunities or strategic transactions; (vii) the ability of the buyer to obtain necessary financing arrangements, if any; (viii) potential litigation relating to the Merger that could be instituted against the parties to the merger agreement or their respective directors, managers or officers, including the effects of any outcomes related thereto; (ix) the effect of the announcement of the Merger on the Company’s relationships with its customers, operating results and business generally; (x) continued availability of capital and financing and rating agency actions; (xi) legislative, regulatory and economic developments affecting the Company’s business; (xii) general economic and market developments and conditions; (xiii) unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism, pandemics, outbreaks of war or hostilities, as well as the Company’s response to any of the aforementioned factors; (xiv) significant transaction costs associated with the merger; (xv) the possibility that the merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events; and (xvi) the risk that the Merger will not be consummated in a timely manner, if at all. Additional risk factors that could cause actual results to differ materially from expectations include, but are not limited to, the risks identified by the Company in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s Form 10-K for the fiscal year ended January 31, 2025, as amended, and comparable sections of the Company’s Quarterly Reports on Form 10-Q and other filings, which have been filed with the .Securities and Exchange Commission (“SEC”) and are available on the SEC’s website at www.sec.gov. While the list of factors presented here and in such filings with the SEC is considered representative, no such list should be considered a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. All of the forward-looking statements made in this Current Report on Form 8-K are expressly qualified by the cautionary statements contained or referred to herein. The actual results or developments anticipated may not be realized or, even if substantially realized, they may not have the expected consequences to or effects on the Company or its business or operations. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material impact on the Company’s financial condition, results of operations, credit rating or liquidity. Readers are cautioned not to rely on the forward-looking statements contained in this Current Report on Form 8-K. Forward-looking statements and any related oral statements speak only as of the date they are made, and the Company does not undertake any obligation to update, revise or clarify these forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STREAMLINE HEALTH SOLUTIONS, INC.

Date: August 7, 2025	By:	/s/ Bryant J. Reeves, III
Bryant J. Reeves, III
Chief Financial Officer